THE JAPAN FUND, INC.

Two International Place
Boston, MA 02110



October 28, 1996

Dear Japan Fund Shareholder,

The Japan Fund recently undertook a review of average account sizes and determined that administrative and recordkeeping costs for smaller accounts are contributing to higher fund expenses for all shareholders. As a result, the Fund plans to institute higher account minimums and a new sub-minimum account fee effective January 1, 1997. Our purpose in writing to you is to outline these changes and give you sufficient time to meet the new minimum should you be affected.

Effective January 1, 1997, the initial investment and the minimum account balance for regular accounts will increase from $1,000 to $2,500. The subsequent minimum investment will remain at $100. The initial investment and minimum account balance for fiduciary accounts such as IRAs will increase from $500 to $1,000 per fund account. The subsequent minimum investment will remain at $50. A shareholder, however, may open an account at the current minimum -- $1,000 for a regular account and $500 for an IRA -- by establishing a regular investment program, such as our Automatic Investment Plan (AIP), of at least $100 a month for a regular account and $50 a month for an IRA.

Beginning next year, we also will be instituting a sub-minimum account fee, which will be returned to the Fund to offset the higher administrative and recordkeeping expenses associated with small accounts. Regular accounts under $2,500 that do not have an automatic investment plan in place may be assessed an annual $10 per fund account charge. The sub-minimum fee will not apply to IRAs and other fiduciary accounts. We will contact those shareholders who are affected by the increase prior to assessing any sub-minimum account fees.

If your account balance currently falls below the new minimum, there are a number of ways you can avoid paying the sub-minimum account fee.

     o Take advantage of an automatic investment plan. If your account meets the current minimum -- $1,000 for a regular account and $500 for an IRA -- we will waive the fee if a regular investment program is established. The monthly contribution should be at least $100 a month for a regular account and $50 a month for an IRA.

     o Consider consolidating smaller accounts. Our representatives are available to help you choose appropriate Scudder funds and complete any transactions.

     o Increase your account balance to meet the new minimum. You may simply decide to increase your account balance by check at this time.

These account policy changes are detailed in the prospectus supplement on the reverse side, which we encourage you to read carefully. Please contact a Japan Fund representative at 1-800-53-JAPAN if you have any questions or would like help choosing a course of action.


Sincerely,

/s/Lynn Birdsong

Lynn Birdsong

Lynn Birdsong is president of The Japan Fund and a senior vice president of Scudder Investor Services, Inc., Distributor.

THE JAPAN FUND, INC.


Supplement dated October 28, 1996 for
Prospectus dated May 1, 1996


         The Directors of The Japan Fund, Inc. have voted to change the minimum shareholder account size, effective January 1, 1997. On that date, the new account minimums will be in effect, and all references to initial purchases and minimum account size will be modified, as described below.

         The following text replaces the section in "Transaction information" entitled Minimum balances, page 21.

Minimum balances

         Shareholders are required to make an initial investment worth at least $2,500, while the minimum subsequent investment will remain at $100. The initial investment and minimum account balance for fiduciary accounts such as IRAs will increase from $500 to $1,000 per fund account, while the minimum subsequent investment will remain at $50. A shareholder may open a regular account with a minimum of $1,000, if an investment program of at least $100 per month is established or may open a fiduciary account with a minimum of $500, if an investment program of at least $50 per month is established. Scudder retirement plans and certain other accounts have similar or lower minimum balance requirements. These changes may be amended by the Board of Directors.

         Shareholders with non-fiduciary accounts who maintain an account balance of less than $2,500 in the Fund, without establishing a regular investment program may be assessed an annual $10.00 per fund charge with the fee to be paid to the Fund. The $10.00 charge will not apply to shareholders with a combined household account balance (same surname, same address) in any of the Scudder Funds of $25,000 or more. The Fund reserves the right, following 60 days' written notice to shareholders, to redeem all shares in accounts below $250, where a reduction in value has occurred due to a redemption or exchange out of the account. The shareholder may restore the share balance to $250 or more during the 60-day notice period and must maintain it at no lower than that minimum to avoid involuntary redemption. The Fund will mail the proceeds of the redeemed account to the shareholder. Reductions in value that result solely from market activity will not trigger an involuntary redemption. Retirement accounts and certain other accounts will not be assessed the $10.00 charge or be subject to automatic liquidation.

         The following text is added to the section "Transaction information."

Third party transactions

         If purchases and redemptions of Fund shares are arranged and settlement is made at an investor's election through a member of the National Association of Securities Dealers, Inc., other than Scudder Investor Services, Inc., that member may, at its discretion, charge a fee for that service.





October 28, 1996